UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 28, 2007 (December 21, 2007)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.

(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1440 Broadway, 17th floor, New York, NY 10018

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01	Entry into a Material Definitive Agreement.

On December 21, 2007, Newtek Business Services, Inc. entered into an Amendment to the Employment Agreement dated June 30, 2006 between Newtek and Barry Sloane (“Amendment to Sloane Employment Agreement”) and an Amendment to the Employment Agreement dated June 30, 2006 between Newtek and Jeffrey G. Rubin (“Amendment to Rubin Employment Agreement”) The amendments extend the term of each employment agreement to June 30, 2008. A copy of the Amendment to Sloane Employment Agreement is filed as Exhibit 99.1 to this Form 8-K, and a copy of the Amendment to Rubin Employment Agreement is filed as Exhibit 99.2 to this Form 8-K.

On December 21, 2007, Newtek Business Services, Inc. entered into an Amendment to the Employment Agreement dated July 13 2006 between Newtek and Craig J. Brunet (“Amendment to Brunet Employment Agreement”). The amendment extends the term of the employment agreement to June 30, 2008, and effective January 1, 2008 provides for employment as Chief Information Officer at a base salary of $276,000 per annum. A copy of the Amendment Brunet Employment Agreement is filed as Exhibit 99.3 to this Form 8-K.

Item 5.02 (c)	Appointment of a New Principal Officer

The Company appointed Craig J. Brunet as Chief Information Officer for Newtek effective January 1, 2008.

Mr. Brunet has previously served as Executive Vice President—Strategic Sales and Marketing, since July 13, 2006. Mr. Brunet is 59 years old.

From June 1, 2001 to July 13, 2006, Mr. Brunet has previously served as Chairman and Chief Executive Officer of the Company’s Harvest Strategies subsidiary. From 1984—1989, Mr. Brunet served as Director of Strategic Planning for ATT, where he managed all special development and modifications to standard AT&T products to include non-standard pricing, terms and conditions, hardware and software strategic initiatives, FCC Tariffs, as well as joint venture and/or integration requirements for the top 50 AT&T accounts. In 1989, Mr. Brunet joined Entergy Corporation as Executive Vice President of Entergy Corporation responsible for managing and

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directing the overall Entergy System retail and wholesale marketing effort including strategy development, policy preparation and administration, market development and market analysis and research. During his tenure with Entergy he served as Chairman of the Strategic Planning Committee of the Electric Power Research Institute (EPRI) and served on the Board of Directors of Entergy Enterprises guiding decisions on unregulated activities including strategic acquisition and investments in generation, distribution and new technology assets domestically and internationally. From 1993—1996, Mr. Brunet served as Chairman, CEO and President of First Pacific Networks, a leader in the initial development and deployment of broadband technologies in the United States and Europe. During this period he was also Chairman of the Board of Credit Depot Corporation, a publicly traded multi-state mortgage company and served as Chairman of both the Audit Committee and Compensation Committee.

ITEM 9.01.	Financial Statements and Exhibits

99.1	Amendment to Employment Agreement dated June 30, 2006 between the Company and Barry Sloane.

99.2	Amendment to Employment Agreement dated June 30, 2006 between the Company and Jeffrey G. Rubin.

99.3	Amendment to Employment Agreement dated July 13, 2007 between the Company and Craig J. Brunet.

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SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: December 28, 2007	/s/ Barry Sloane
Barry Sloane
Chairman of the Board, Chief Executive Officer, Secretary

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EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Amendment to Employment Agreement dated June 30, 2006 between the Company and Barry Sloane.

99.2	Amendment to Employment Agreement dated June 30, 2006 between the Company and Jeffrey G. Rubin.

99.3	Amendment to Employment Agreement dated July 13, 2007 between the Company and Craig J. Brunet.

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